Exhibit 32 (a)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-QSB of United Financial Banking Companies, Inc. for the six months ended June 30, 2004, I, Harold C. Rauner, President and Chief Executive Officer of United Financial Banking Companies, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2003, to the best of my knowledge and belief, that:

(1)	such Form 10-QSB, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of United Financial Banking Companies, Inc.

/s/ HAROLD C. RAUNER
Harold C. Rauner
President and Chief Executive Officer

Exhibit 32 (b)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-QSB of United Financial Banking Companies, Inc. for the six months ended June 30, 2004, I, Lisa M. Porter, Chief Financial Officer of United Financial Banking Companies, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2003, to the best of my knowledge and belief, that:

(1)	such Form 10-QSB, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of United Financial Banking Companies, Inc.

/s/ LISA M. PORTER
Lisa M. Porter
Chief Financial Officer